UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 18, 2021

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive,	Suite 9,	Fort Myers,	Florida	33913
(Address of principal executive offices)				(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On June 18, 2021, NeoGenomics Laboratories, Inc. (“NeoGenomics Laboratories”), a subsidiary of NeoGenomics, Inc. (the “Company”) completed the acquisition of all outstanding equity interests of Inivata Limited, a private limited company incorporated in England and Wales (“Inivata”) not previously held by NeoGenomics Laboratories, for an aggregate cash purchase price of $390,000,000, subject to certain adjustments, pursuant to the terms of the Share Purchase Agreement dated May 4, 2021 (the “Share Purchase Agreement”) described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2021.
The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2021, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
On June 18, 2021, the Company also completed a private placement (the “Private Placement”) to certain accredited investors (the “Purchasers”), of an aggregate of 4,444,445 shares (the “Shares”) of the Company’s common stock at a price of $45.00 per share for aggregate gross proceeds to the Company of approximately $200 million, before deducting fees to the placement agents and other estimated offering expenses payable by the Company, pursuant to the terms and conditions of the Securities Purchase Agreement, dated as of May 4, 2021 (the “Securities Purchase Agreement”) described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2021. The Company will file a resale registration statement with the Securities and Exchange Commission (the “SEC”) no later than September 1, 2021 to register the resale of the Shares.
The Company issued the Shares in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for private placements based in part on the representations made by the Purchasers, including the representations with respect to each Purchaser’s investment intent. The offer and sale of the Shares have not been registered under the Securities Act.
The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2021, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 18, 2021, the Company announced that Clive Morris was appointed the President of Inivata effective immediately following the completion of the acquisition of Inivata.
Prior to the completion of its acquisition by NeoGenomics Laboratories, Mr. Morris served as Chief Executive Officer of Inivata since July 2018 and as Chief Medical Officer from May 2016 to July 2018. Mr. Morris joined Inivata from Health Innovation Manchester, where he served as the Founding Chief Executive from September 2015 to May 2016 and previously worked in various key roles at AstraZeneca, where he oversaw R&D and medical affairs projects and groups on a global scale, was involved in R&D strategy, investor relations, and most recently led the major transformation of AstraZeneca’s UK strategic R&D sites and global HQ. Mr. Morris is accredited as a Pharmaceutical Medicine specialist by the UK Royal College of Physicians and is also a non-executive director of Wheatsheaf investments.
There are no arrangements or understandings between Mr. Morris and any other person pursuant to which he was appointed as an officer of the Company. Mr. Morris does not have any family relationship with any director or other executive officer of the Company, and there are no transactions in which Mr. Morris has an interest requiring disclosure under Item 404(a) of Regulation S-K.
At this time, any changes to Mr. Morris’s compensation arrangements with the Company have not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing any such additional information if and when it has been determined.

Item 7.01	Regulation FD Disclosure.
On June 18, 2021, the Company issued a press release announcing the completion of the acquisition of Inivata. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act or in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.
(b) Pro Forma Financial Information
The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of NeoGenomics, Inc. dated June 18, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Kathryn B. McKenzie
Kathryn B. McKenzie
Chief Financial Officer
June 24, 2021